DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO

                                 ---------------

                              DWS Money Market VIP


The following information replaces similar disclosure in the "Other Policies and Risks" section of the portfolio's prospectuses:

A complete list of the portfolio's portfolio holdings is posted as of each month end on or after the 14th day of the following month on www.dws-scudder.com (the Web site does not form a part of this prospectus). This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.










               Please Retain This Supplement for Future Reference


November 13, 2007
st-VS2-MM